UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 9, 2016

GANNETT CO., INC.

(Exact name of registrant as specified in charter)

Delaware	1-36874	47-2390983
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive
McLean, Virginia, 22107-0910

(Address of principal executive offices)

(703) 854-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                   Completion of Acquisition or Disposition of Assets.

As previously disclosed, on June 27, 2016, Gannett Co., Inc., a Delaware corporation (“Gannett”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Gannett, Raptor Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Gannett (the “Purchaser”), and ReachLocal, Inc., a Delaware corporation (“ReachLocal”).  Pursuant to the terms of the Merger Agreement, the Purchaser offered to purchase all outstanding shares of common stock, par value $0.00001 per share, of ReachLocal (the “Shares”) at a price per share of $4.60 (the “Offer Price”), net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 11, 2016 (the “Offer to Purchase”), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constituted the “Offer”).

The Offer and withdrawal rights expired as scheduled at 12:00 midnight, New York City time, at the end of the day on August 8, 2016 (the “Expiration Time”).  Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), advised Gannett and the Purchaser that, as of the Expiration Time, a total of 27,754,605 Shares had been validly tendered into and not properly withdrawn pursuant to the Offer, representing approximately 92.16% of the outstanding Shares.  Accordingly, the “Minimum Condition” (as defined in the Offer to Purchase) was satisfied, and, prior to 9:00 a.m. New York City time, on August 9, 2016, the Purchaser accepted for payment all Shares that were validly tendered in, and not withdrawn from, the Offer.  Payment for such Shares has been made to the Depositary, which will transmit payments to tendering stockholders in accordance with the terms of the Offer.  Additionally, the Depositary advised Gannett and the Purchaser that an additional 28,435 Shares had been tendered by notice of guaranteed delivery, representing approximately 0.09% of the outstanding Shares as of the Expiration Time.

On August 9, 2016, following acceptance of the tendered Shares, the Purchaser merged with and into ReachLocal pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with ReachLocal surviving as a wholly owned subsidiary of Gannett (the “Merger”).  At the effective time of the Merger (the “Effective Time”), each Share issued and outstanding immediately prior to the Effective Time and not tendered pursuant to the Offer (other than Shares held by Gannett, the Purchaser, ReachLocal or any of their respective subsidiaries or Shares held by stockholders who perfect their appraisal rights under Delaware law) was canceled and converted automatically into the right to receive an amount in cash per Share equal to the Offer Price, without interest, less any required withholding taxes.

Gannett paid a total of approximately $165 million (net of cash acquired and without giving effect to related transaction fees and expenses) in the Offer and the Merger. Gannett funded the payments required to complete the Offer and the Merger with cash on hand and immediately available funds under its existing revolving credit facility.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Gannett on June 27, 2016, which is incorporated herein by reference.

Item 8.01      Other Events.

On August 9, 2016, Gannett issued a news release announcing the results of the Offer and completion of the Merger.  A copy of the news release is being filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

The financial statements of ReachLocal required by Item 9.01(a) of this Current Report on Form 8-K are incorporated herein by reference to ReachLocal’s audited consolidated financial statements as of and for the year ended December 31, 2015 included in ReachLocal’s Annual Report on Form 10-K for the year ended December 31,

2015 and ReachLocal’s unaudited consolidated interim financial statements as of and for the three months ended March 31, 2016 included in ReachLocal’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

(b)         Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date the Current Report on Form 8-K reporting the events described in Item 2.01 is required to be filed.

(d)         Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of June 27, 2016, by and among Gannett Co., Inc., Raptor Merger Sub, Inc. and ReachLocal, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Gannett on June 27, 2016)

99.1	News Release of Gannett Co., Inc. announcing the results of the Offer and completion of the Merger, dated August 9, 2016

99.2

Audited Consolidated Financial Statements of ReachLocal, Inc. as of and for the year ended December 31, 2015 (incorporated by reference to ReachLocal’s Annual Report on Form 10-K for the year ended December 31, 2015)

99.3

Unaudited Consolidated Interim Financial Statements of ReachLocal, Inc. as of and for the three months ended March 31, 2016 (incorporated by reference to ReachLocal’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016)

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: August 9, 2016	By:	/s/ Barbara W. Wall
Barbara W. Wall
Senior Vice President and Chief Legal Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of June 27, 2016, by and among Gannett Co., Inc., Raptor Merger Sub, Inc. and ReachLocal, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Gannett on June 27, 2016)

99.1	News Release of Gannett Co., Inc. announcing the results of the Offer and completion of the Merger, dated August 9, 2016

99.2

Audited Consolidated Financial Statements of ReachLocal, Inc. as of and for the year ended December 31, 2015 (incorporated by reference to ReachLocal’s Annual Report on Form 10-K for the year ended December 31, 2015)

99.3

Unaudited Consolidated Interim Financial Statements of ReachLocal, Inc. as of and for the three months ended March 31, 2016 (incorporated by reference to ReachLocal’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016)